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                                 EXHIBIT 10.21

                             FIRST AMENDMENT TO THE

                                    DATA I/O

                          TAX DEFERRAL RETIREMENT PLAN



The Data I/O Tax Deferral Retirement Plan ("Plan"), as amended and restated effective January 1, 1993 is amended as follows pursuant to Section 11.1 of the Plan, effective January 1, 1994:


1. Section 4.1(b) EMPLOYER MATCHING CONTRIBUTIONS shall be amended by replacing "75%" in the second sentence with "100%."


     IN WITNESS WHEREOF, DATA I/O CORPORATION has caused this first amendment to be duly executed on this 26 day of October 1994.



FOR DATA I/O CORPORATION                FOR THE TRUSTEES



//S// William C. Erxleben               //S// W. Hunter Simpson
- -------------------------               ------------------------------
President

                                        //S// Milton F. Zeutschell
                                        ------------------------------

//S// Steven M. Gordon                  //S// Donald R. Stenquist
- -------------------------               ------------------------------
Witness


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